SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 26, 2003
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873
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                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)


               Michigan                              38-0819050
        (State of incorporation)         (IRS employer identification number)


              901 44th Street SE                       49508
            Grand Rapids, Michigan                  (Zip Code)
     (Address of principal executive offices)


                                 (616) 247-2710
                         (Registrant's telephone number)
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ITEM 5.       Other Events

On June 26, 2003, Steelcase Inc. announced that its Board of Directors named Robert C. Pew III as non-executive board chair and announced the re-election of Mr. Pew III, Lisa Valk Long and William P. Crawford to serve additional three-year terms as directors. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated by reference in its entirety.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                              STEELCASE INC.

Date: June 26, 2003

                                                   /S/ JAMES P. KEANE
                                                    -------------------
                                                   James P. Keane
                                                   Senior Vice President
                                                   and Chief Financial Officer
                                                   (Duly Authorized Officer and
                                                   Principal Financial Officer)